Exhibit 10.38

                               As of June 1, 2001

Ultralife Batteries, Inc.
2000 Technology Parkway
Newark, NY  14513

Ultralife Batteries (UK) Ltd.
18 Nuffield Way
Abingdon, Oxfordshire, OX 14
1TG England

      Re:   Third Amendment to Financing Agreements ("Amendment")

Gentlemen:

      Reference is made to the Loan and Security Agreement dated June 15, 2000, between you and the undersigned (the "Loan Agreement"). All capitalized terms not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.

      Borrowers have requested that Lender agree to certain modifications to the Loan Agreement. Subject to the terms and conditions hereof, the Lender agrees with the Borrowers as follows:

      (1) Section 9.15 of the Loan Agreement is deleted and replaced with the following:

      "9.15 Adjusted Net Worth. Borrowers shall, at all times, maintain an Adjusted Net Worth of not less than $35,000,000.00."

      (2) Borrowers acknowledge and agree that at any time that the Adjusted Net Worth of the Borrowers shall be less than $40,000,000, Lender shall establish an Availability Reserve of $1,000,000, which Availability Reserve shall remain in effect until the Borrowers' Adjusted Net Worth, as evidenced by the financial statements of Borrowers furnished to Lender pursuant to Section 9.6, equals or exceeds $40,000,000.

      (3) In connection with the execution and delivery of this Amendment, Borrowers shall pay to Lender a fee of $10,000.00, which fee shall be fully earned and non-refundable on the date hereof.

      (4) Within thirty (30) days of the date of this Amendment, Borrowers shall obtain an updated appraisal of their Equipment from an appraiser acceptable to Lender and in form and substance satisfactory to Lender.


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Ultralife Batteries, Inc.
Ultralife Batteries (UK) Ltd.
As of June 1, 2001
Page 2

      (5) In connection with the execution and delivery of this Amendment, if requested by Lender, the Borrowers shall furnish to the Lender certified copies of all requisite corporate action and proceedings of the Borrowers in connection with this Amendment.

      (6) Each Borrower confirms and agrees that (a) all representations and warranties contained in the Loan Agreement and in the other Financing Agreements are on the date hereof true and correct in all material respects (except for changes that have occurred as permitted by the covenants in Section 9 of the Loan Agreement), and (b) it is unconditionally liable for the punctual and full payment of all Obligations, including, without limitation, all charges, fees, expenses and costs (including attorneys' fees and expenses) under the Financing Agreements, and that Borrowers have no defenses, counterclaims or setoffs with respect to full, complete and timely payment of all Obligations.

      (7) Borrowers hereby agree to pay to Lender all reasonable attorney's fees and costs which have been incurred or may in the future be incurred by Lender in connection with the negotiation and preparation of this Amendment and any other documents and agreements prepared in connection with this Amendment. The undersigned confirm that the Financing Agreements remain in full force and effect without amendment or modification of any kind, except for the amendments explicitly set forth herein. The undersigned further confirm that after giving effect to this Amendment, no Event of Default or events which with notice or the passage of time or both would constitute an Event of Default have occurred and are continuing. Except as explicitly provided herein, the execution and delivery of this Amendment by Lender shall not be construed as a waiver by Lender of any Event of Default under the Financing Agreements. This Amendment shall be deemed to be a Financing Agreement and, together with the other Financing Agreements, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior dealings, correspondence, conversations or communications between the parties with respect to the subject matter hereof.

                  [Remainder of Page Left Intentionally Blank]


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Ultralife Batteries, Inc.
Ultralife Batteries (UK) Ltd.
As of June 1, 2001
Page 3







      If you accept and agree to the foregoing please sign and return the enclosed copy of this letter. Thank you.

                                Very truly yours,

                                    CONGRESS FINANCIAL CORPORATION
                                    (NEW ENGLAND)

                                    By: /s/Marc E. Swartz
                                        ----------------------------------------
                                        Name: Marc E. Swartz
                                        Title: Senior Vice President

                                    AGREED:

                                    ULTRALIFE BATTERIES, INC.

                                    By: /s/Robert W. Fishback
                                        ----------------------------------------
                                        Name:Robert W. Fishback
                                        Title:Vice President - Finance & CFO

                                    ULTRALIFE BATTERIES (UK) Ltd.

                                    By: /s/William A. Schmitz
                                        ----------------------------------------
                                        Name:William A. Schmitz
                                        Title:Vice President - Primary Batteries